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                                                                    EXHIBIT 23.3

                         [LETTERHEAD OF MOSS ADAMS LLP]


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


We consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement on Form S-4/A (SEC File No. 333-99301) of our report dated January 14, 2000, which appears in the annual report on Form 10-K of VRB Bancorp for the year ended December 31, 1999.


/s/ MOSS ADAMS LLP
Portland, Oregon
September 25, 2002